UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2012

Athersys, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33876	20-4864095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3201 Carnegie Avenue, Cleveland, Ohio 44115-2634

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (216) 431-9900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 24, 2012, the Board of Directors of Athersys, Inc. (the “Company”), upon the recommendation of the Compensation Committee of the Board of Directors of the Company, approved the following cash bonuses to the named executive officers of the Company, based on individual performance and achievement of corporate goals in 2011:

Name	Title	Award
Dr. Gil Van Bokkelen	Chief Executive Officer	$40,000

William Lehmann, Jr.	President and Chief Operating Officer	$27,000

Dr. John Harrington	Chief Scientific Officer and Executive Vice President	$27,000

Dr. Robert Deans	Executive Vice President of Regenerative Medicine	$24,300

Laura Campbell	Vice President of Finance	$15,300

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2012

ATHERSYS, INC.

By:	/s/ Laura K. Campbell
Name: Laura K. Campbell
Title: Vice President of Finance